UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2020

FLUOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-16129	33-0927079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6700 Las Colinas Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (469) 398-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	FLR	New York Stock Exchange
Preferred Stock Purchase Rights	FLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 17, 2020, Fluor Corporation (the “Company”) received a notice from the New York Stock Exchange (the “NYSE”) indicating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual as a result of its failure to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2020 (the “Q3 Form 10-Q”) with the Securities and Exchange Commission (the “SEC”). While there are no assurances as to timing, the Company anticipates filing the Q3 Form 10-Q and regaining compliance with the NYSE listing standards by December 10, 2020.

The NYSE informed the Company that, under NYSE rules, the Company will have six months from November 17, 2020 to file the Q3 Form 10-Q with the SEC. The Company can regain compliance with the NYSE listing standards at any time prior to that date by filing Q3 Form 10-Q. If the Company fails to file the Form Q3 10-Q before the NYSE’s compliance deadline, the NYSE may grant, at its sole discretion, an extension of up to six additional months for the Company to regain compliance, depending on the specific circumstances. The notice from the NYSE also notes that the NYSE may nevertheless commence delisting proceedings at any time if it deems that the circumstances warrant.

Item 7.01. Regulation FD Disclosure.

On November 18, 2020, the Company issued a press release regarding the foregoing matters and announcing that the Company will hold a conference call on Thursday, December 10, 2020, at 8:30 a.m. eastern time to review results for the quarter ended September 30, 2020. The press release is furnished hereto as Exhibit 99.1.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, the Company’s expectations as to the filing of the Q3 Form 10-Q.

These forward-looking statements involve risks and uncertainties, and actual results could vary materially from these forward-looking statements. Factors that may cause future results to differ materially from management’s current expectations include, among other things, the severity and duration of the COVID-19 pandemic and actions by governments, businesses and individuals in response to the pandemic, including the duration and severity of economic disruptions, and the risk that the completion and filing of the Q3 Form 10-Q will take longer than expected. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Fluor Corporation on November 18, 2020.
104	Cover Page Interactive Data File, formatted in Inline XBRL, and included as Exhibit 101.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2020	FLUOR CORPORATION

	By:	/s/ John R. Reynolds
John R. Reynolds
Executive Vice President, Chief Legal Officer and Secretary